John Hancock Independence Diversified Core Equity Fund II

Supplement to the Prospectus dated July 1, 2006

On page 4, under the “GOAL AND STRATEGY” section, in the first paragraph delete the last sentence which reads: “The portfolio’s risk profile is similar to that of the S&P 500 Index” and in the third paragraph, the second sentence is deleted and replaced with “This process results in a portfolio of approximately 75 to 160 stocks”.

January 9, 2007